NEITHER          THIS WARRANT NOR THE SECURITIES  UNDERLYING  THIS WARRANT HAVE
                  BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED ("ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES UNDERLYING THIS WARRANT MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF FOR VALUE WITHOUT REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, UNLESS THE HOLDER HEREOF PROVIDES THE COMPANY WITH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE PROPOSED OFFER FOR SALE, SALE OR OTHER DISPOSITION IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS.


                              AARICA HOLDINGS INC.

                             SELLING AGENT'S WARRANT


                  No. SAW-1                             Number of
                                                        Shares of Common
                                                        Stock
                                                        Puchasable Upon Exercise
                                                        Of  Warrant:
                                                        105,000


                           Aarica  Holdings,  Inc.,  a  Texas  corporation  (the
                  "Company") hereby certifies that for a consideration of $.0001 for each share of common stock, $.01 par value per share, of the Company (""Common Stock"), issuable upon exercise of this Selling Agent's Warrant ("Selling Agent's Warrant") , receipt of which is hereby acknowledged by the Company, Kashner Davidson Securities Corporation (the "Selling Agent") , is entitled, subject to the terms set forth in this Selling Agent's Warrant, at any time or from time to time, commencing on June __, 1999 (the "Issue Date"), to purchase from the Company One Hundred and Five Thousand (105,000) shares of Common Stock (the "Shares"), of the Company at the exercise price per share of Two Dollars and fifty Cents ($2.50) (the exercise price per Share shall hereinafter be referred to as the "Exercise Price"), all as more particularly described in the Company's Private Placement Memorandum, dated April 30, 1999 (the "Memorandum"). The Shares issuable upon exercise of this Selling Agent's Warrant have the same respective terms as the Shares offered pursuant to the Memorandum except that (i) the holder of the Selling Agent's Warrant (the "Holder") shall have registration rights under the Securities Act of 1933, as amended (the "Act"), for the Shares as more fully described in
                  Section 8 of this Selling Agent's Warrant, and (ii) the securities subject hereof are subject to adjustment in accordance with Section 5 hereof. This Selling Agent's Warrant and all rights hereunder, to the extent such rights shall not have been exercised, shall terminate and become null and void to the extent the Holder fails to exercise any portion of this Selling Agent's Warrant prior to 5:00 p.m., Eastern Time on June __, 2004.

                  1.        Exercise of Warrant.

                           (a) All or any part of this Selling  Agent's  Warrant
                  may be exercised by the Holder hereof by surrendering it, with the form of subscription at the end hereof duly executed by such Holder, to the Company at its principal executive office or at the Company's transfer agent accompanied by payment in full of the Exercise Price payable in respect of all or part of this Se11ing Agent's Warrant being exercised. If less than the entire Selling Agent's Warrant is exercised, the Company shall, upon such exercise, execute and deliver to the Holder thereof a new Selling Agent's Warrant in the same form as this Selling Agent's Warrant evidencing the Selling Agent's Warrant to the extent not exercised. This Selling Agent's Warrant shall be deemed to have been exercised prior to the close of business on the date this Selling Agent's Warrant is surrendered and payment is made in accordance with the foregoing provisions.

                           (b) Form of Payment Authorized. Payment of the Exercise Price may be made (i) in cash, by certified or official bank check, or cash equivalent, (ii) by tender to the Company of shares of the Company's stock owned by the Holder having a value, as determined by the Board (but without regard to any restrictions on transferability applicable to such stock by reason of federal or State securities laws or agreements with an underwriter for the Company), not less than the Exercise Price, or (iii) by the assignment to a broker-dealer registered under the Securities Exchange Act of 1934, as amended ("Exchange Act"), of the proceeds of a sale of some or all of the shares being acquired upon the exercise of this Selling Agent's Warrant, provided such assignment complies with Regulation T as promulgated under the Exchange Act by the Board of Governors of the Federal Reserve System,
                  (iv) by tender to the Company of a portion of this Selling Agent's Warrant, which portion shall be deemed to have a value equal to the difference between the exercise price and the fair market value per share of the Common Stock purchasable upon exercise of the portion of this Selling Agent's Warrant tendered (as determined by reference to the closing transaction price or in the absence thereof, the closing bid price, on the trading date preceding the date that such tender is made), or (v) by any combination thereof.

                  2.       Fractional Shares.

                           No  fractional   securities  or  scrip   representing
                  fractional securities shall be issued upon the exercise of this Selling Agent's Warrant. With respect to any fraction of a share of Common Stock otherwise issuable upon any such exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional securities, determined as follows:

                           (a) If the security is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current market value shall be the last reported sale price of the security on such exchange on the last business day prior to the date of exercise of this Selling Agent's Warrant, or if no such sale is made on such day. the average closing bid and asked prices for such day on such exchange; or

                           (b) If the  security  is not  listed or  admitted  to
                  unlisted trading privileges, the current value shall be the last reported sale price on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System ("NASDAQ/NMS") or the mean of the last reported bid and asked prices reported by the NASDAQ System or the NASD OTC Bulletin Board (or, if not so quoted, by the



          National Quotation Bureau, Inc.) on the last business day prior to the date of the exercise of this Selling Agent's Warrant; or

                           (c) If the  security  is not so listed or admitted to
                  unlisted trading privileges and prices are not reported on NASDAQ, or the NASD OTC Bulletin Board (or by the National Quotation Bureau, Inc.), the current value shall be an amount, not less than the book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

                  3.       Exchange, Assignment or Loss of Warrant.

                           This Selling Agent's Warrant is exchangeable, without
                  expense, at the option of the Holder, upon presentation and surrender hereof to the Company, for other Selling Agent's Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of securities purchasable hereunder. Any assignment shall be made by surrender of this Selling Agent's Warrant to the Company with the Form of Assignment annexed hereto duly executed and funds sufficient to pay any transfer tax; whereupon the
                  Company shall, without charge, cause to be executed and delivered a new Selling Agent's Warrant in the name of the assignee named in such instrument of assignment and this Selling Agent's Warrant shall promptly be cancelled. This Selling Agent's Warrant may be divided or combined with other warrants that carry the same rights upon presentation hereof to the Company together with a written notice specifying the names and denominations in which new Selling Agent's Warrants are to be issued and signed by the Holder hereof. The term "Selling Agent's Warrant" as used herein includes any warrants issued in substitution for or replacement of this Selling Agent's Warrant, or into which this Selling Agent's Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Selling Agent's Warrant, and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification including a surety bond, and upon surrender and cancellation of this Selling Agent's Warrant, if mutilated, the Company will cause to be executed and delivered a new Selling Agent's Warrant of like tenor and date. Any such new Selling Agent's Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Selling Agent's Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

                  4.       Rights of the Holder.

                           The Holder of this Selling Agent's Warrant shall not,
                  by virtue hereof, be entitled to any voting or other rights of a stockholder in the Company, either at law or equity , and the rights of the Holder are limited to those expressed in this Selling Agent's Warrant.

                  5.        Adjustments.

                           (a) The number of securities purchasable upon exercise of this Selling Agent's Warrant and the exercise prices therefore shall be subject to adjustment from time to time in the event that the Company shall: (1) pay a dividend in, or make a distribution of, shares of Common Stock or other securities, (2) subdivide its outstanding shares of Common Stock into a greater number of shares, (3) combine its outstanding shares of Common Stock into a smaller number of shares or (4) spin-off a subsidiary by distributing, as a dividend or otherwise, shares of the subsidiary to its Common Stock stockholders. In any such case, the total number of securities purchasable upon exercise of this Selling Agent's Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive, at the same aggregate exercise price, the number of shares of Common Stock or other securities that the Holder would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had this Selling Agent's Warrant been exercised in full immediately prior to the occurrence (or applicable record date) of such event. An adjustment made pursuant to this Section 5(a) shall, in the case of a stock dividend or distribution, be made as of the record date and, in the case of a subdivision or combination, be made as of the effective date thereof. If, as a result of any adjustment pursuant to this Section 5(a). the Holder shall become entitled to receive shares of two or more classes or series of securities of the Company, tile Board of Directors of the Company shall equitably determine the allocation of the adjusted exercise price between or among shares of the Holder of such allocation.

                           (b  )  In  the   event  of  any   reorganization   or
                  recapitalization of the Company or in the event the Company consolidates with or merges into or with another entity or transfers all or substantially all of its assets to another entity , then and in each such event, the Holder, on exercise of this Selling Agent's Warrant as provided herein, at any time after the consummation of such reorganization, recapitalization, consolidation, merger or transfer, shall be entitled, and the documents executed to effectuate such event shall so provide, to receive tile stock or other securities or property to which the Holder would have been entitled upon such consummation if the Holder had exercised this Selling Agent's Warrant immediately prior thereto. In such case, the terms of this Selling Agent's Warrant shall survive the consummation of any such reorganization. recapitalization, consolidation, merger or transfer and shall be applicable to the shares of stock or other securities or property receivable on the exercise of this Selling Agent's Warrant after such consummation.

                           (c) Whenever a reference is made in this Section 5 to
                  the issue or sale of shares of Common Stock the term "Common Stock" shall mean the Common Stock of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with or senior to such Common Stock.

                           (d)  Whenever  the number of  securities  purchasable
                  upon exercise of this Selling Agent's Warrant or the exercise prices thereof shall be adjusted as required herein, the
                  Company shall forthwith file such information with its Secretary at its principal office in the form of a certificate of an authorized officer of the Company, with the price determined as herein provided and setting forth in detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after such adjustment, deliver a copy of such certificate to the Holder.

                           (e) The Company will not, by amendment of its certificate of incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the performance of any of the terms of this Selling Agent's Warrant, but will at all times in good faith take all necessary action to carry out the intent of all such terms. Without limiting the generality of the foregoing, the Company (1) will not cause the par value of any securities receivable on exercise of this Selling Agent's Warrant to be in excess of the amount payable therefore on such exercise, (2) will take all action as may be necessary or appropriate so that the Company may validly and legally issue fully paid and non-assessable shares (or other securities or property deliverable hereunder) upon the exercise of this Sel1ing Agent's Warrant, and (3) will not transfer all or substantially all of its assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge with or into the Company (if the Company is not the surviving person), unless such other person shall be bound by all the terms of this Selling Agent's Warrant. If any event occurs as to which the other provisions of this Selling Agent's Warrant are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of this Selling Agent's Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, in order to protect such purchase rights. This Selling Agent's Warrant shall bind the successors and assigns of the Company.

                  6 .      Notices of Record Dates. Etc.

                           (a) If the  Company  shall  fix a record  date of the
                  holders of the Common Stock (or other securities at the time deliverable upon exercise of this Selling Agent's Warrant) for the purpose of entitling or enabling them to receive any dividends or other distribution, or to receive any right to subscribe for or purchase any shares of any class of any securities, or to receive any other right contemplated by
                  Section 5 or otherwise; or

                           (b) In the event of any reorganization or recapitalization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation or any transfer of all or substantially all of the assets of the Company to another entity ; or

          (c) In the event of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

                  then, in any such event, the Company shall mail or cause to be mailed to the Holder a notice specifying, as the case may be.
                  (1) the date on which a record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right. or (2) the date on which a record is to be taken for the purpose of voting on or approving such reorganization, recapitalization, reclassification, consolidation, merger , conveyance, dissolution, liquidation or winding up and the date on which such event is to take place and the time, if any is to be fixed, as of which the Holder of record of Shares shall be entitled to exchange its Shares for securities or other property deliverable on such reorganization. recapitalization, reclassification. consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at the same date as the Company shall inform its stockholders. but in no event less than ten days preceding such record date.

                  7.       Reservation of Shares.

                           The  Company  shall  at all  times  reserve,  for the
                  purpose of issuance on exercise of this Selling Agent's Warrant, such number of Shares or other securities as shall from time to time be sufficient to comply with this Selling Agent's Warrant, and the Company shall take such corporate action as may in the opinion of its counsel be necessary to increase its authorized and unissued shares of Common Stock or other securities in such number as shall be sufficient for such purpose.

                  8.       Registration

          (a) Definitions. As used in this Section 8, the following terms shall have the meanings set forth below:

                                    (i) The terms "register,  " "registered" and
                  "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement or document.

                           (ii) The term "Registrrable"  Securities" shall mean:
                  (A) this Warrant; (B) the Common Stock issued or issuable upon exercise of this Selling Agent's Warrant; and (C) any warrant, Common Stock or other securities of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) as a dividend or other distribution with respect to, in exchange for or in replacement of such warrant or Common Stock, referenced in (B) or (C) immediately above, excluding in all cases, however, any Registrable Securities sold to the public pursuant to a registration under the Act or an applicable exemption there from.

                           (b) Demand Registration Rights. If, at any time during the period commencing on the Issue Date and ending five
                  (5) years thereafter, the Company shall receive a written request (a "Request"), from Holders who in the aggregate own (or upon exercise of all Registrable Securities then outstanding or issuable would own) a majority of the total number of shares of Common Stock then included (or which upon such exercise would be included) in the Registrable Securities (the "Majority Holders"), to register the sale of all or part of such Registrable Securities, the Company shall, as promptly as practicable, prepare and file with the Securities and Exchange Commission ("SEC") a registration statement sufficient to permit the public offering and sale of the Registrable Securities through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable; provided that the Company shall only be obligated to register Registrable Securities on two (2) occasions pursuant to this
                  Section 8(b). Within five (5) business days after receiving any request contemplated by this Section 8(b), the Company shall give written notice to all the other Holders, advising each of them that the Company is proceeding with such registration and offering to include therein all or any portion of any such other Holder's Registrable Securities, provided that the Company received a written request to do so from such Holder within thirty (30) days after receipt by him or it of the Company's notice. Notwithstanding anything contained in this Section 8(b) to the contrary: ( i ) no person may make a Request that the Company file, nor shall the Company be obligated to file, a registration statement on any date that is within ninety (90) days of the effective date of any registration Statement filed by the Company and pursuant to which such person was given full "piggyback" registration rights in accordance with Section 8(c) hereof including without limitation the ability to include all Registrable Securities' requested to be included therein; and (ii) the Company may delay the registration of the securities to which a Request relates if upon receipt of such Request (A) the Company notifies the person making the Request that it is contemplating filing a Registration Statement within ninety
                  (90) days of such request, or (B) the Company notifies the person making the Request that the Board of Directors of the Company has determined that a material event has occurred that has nor been publicly disclosed and which if disclosed would have a material adverse effect on the Company; provided that
                  (x) in the case of clause (ii)(A) of this paragraph, the Company shall, as soon as practical, upon the first to occur of the abandonment of such contemplated registration statement or the expiration of such ninety (90) day period, register me securities to which the Request relates unless such Request is withdrawn; and (y) in the case of clause (ii)(B) of this paragraph, the Company may not delay the filing of the registration statement for more than thirty (30) days from the date of the request unless such request is withdrawn.

          (c) Piggy-back Registration Rights. If (but without any obligation to do so) at any time during the five (5) year period commencing on the Issue Date, the Company proposes to register (including for this purpose a registration effected by the Company for security holders other than the Holder) any of its securities under the Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-4, Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, each such time, promptly give the Holder written notice of such registration. Upon the written request of the Holder given within twenty (20) days after receipt of such written notice from the Company, the Company shall, subject to the provisions of this Section 8, cause to be registered under the Act all of the Registrable Securities that the Holder has requested to be registered; and provided further, however, that the Registrable Securities shall be subject to restrictions on transfer for forty-five (45) days after the effective date of the subject registration statement. The inclusion of any of the Holder's Registrab1e Securities in a registration statement filed by the Company and declared effective by the Securities and Exchange Commission ("SEC") shall be deemed to be the exercise by such Holder of the piggy-back registration rights granted herein to such Holder.


          (d) Obligations of the Company. Whenever required hereunder to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                                    (i)   Prepare   and  file  with  the  SEC  a
                           registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the RegistrabJe Securities registered there under, keep such registration statement effective for at least nine (9) months.

                                    (ii)  Prepare  and  file  with  the SEC such
                           amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                                    (iii) Furnish to the Holders such numbers of
                           copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                                    (iv) Use its best  efforts to  register  and
                           qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably requested by the Holders for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction.

                                    (v) In the event of any underwritten  public
                           offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering.


                                    (vi) Notify the Holders,  promptly after the
                           Company shall have received notice thereof, of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed.


                                    (vii)  Notify the  Holders of any stop order
                           suspending the effectiveness of the registration statement and use its reasonable best efforts to remove such Stop order.


                           (e) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant hereto that the Holder, having chosen to have its Registrable Securities included for registration, shall furnish to the Company such information regarding the Holder, its Registrable Securities and the intended method of disposition of such securities as shall be required to effect the registration thereof. The Holder shall be required to represent to the Company that all such information which is given is complete and accurate in all material respects. The Holder shall deliver to the Company a statement in writing from the beneficial owners of such securities that such beneficial owners bona fide intend to sell, transfer or otherwise dispose of such securities.


                           (f)      Expenses.
                                    ----------

                                    (i)  Registration   Expenses.  All  expenses
                  incurred by the Company in complying with Subsections 8(b), 8(c) and 8(d) hereof, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, "Blue Sky" fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) shall be borne by the Company.

                                    (ii)  Selling;  Expenses.  All  underwriting
                           discounts, underwriters' expense allowance, and selling commissions applicable to the sale of Registrable Securities by the Holders and all fees and disbursements of any special Counsel (other than the Company's regu1ar counsel) shall be borne by the Holders of the Registrable Securities so registered pro rata on the basis of the number of Registrable Securities so registered.

                           (g) Underwriting  Requirements.All  Holders proposing
                  to distribute their Registrable Securities through an underwriting in which the Company has proposed or is proposing to pal1icipate, shall (together with the Company and any other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other subsection of this Section 8, at the request of the managing underwriter, the Holder shall delay the sale of Registrable Securities which such Holder has requested be registered hereunder for up to 90 days following the effective date of the registration statement. If any Holder disapproves of the terms of any such underwriting, such Holder may elect withdraw there from by written notice to the Company and the managing underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall not be withdrawn from such registration except at the election of the Holder.

                           (h) Delay of  Registration.  No Holder shall have any
                  right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this section.


          (i) Indemnification. In the event that any Registrable Securities are included in a registration statement pursuant hereto:

                                    (i) To the  extent  permitted  by  law,  the
                           Company will indemnify and hold harmless each Holder, the officers, directors, partners and legal counsel of each Holder, any underwriter (as defined in the
                           Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Exchange Act, against any losses, claims, damages or liabilities joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto: (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statement; therein not misleading; or (C) any violation or alleged violation by the Company of the Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any applicable state securities law; and the Company will reimburse the Holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Subsection 8(i)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Holder or any other Holder, for use in the preparation thereof; and further provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the prospectus , such indemnity agreement shall not inure to the benefit of any underwriter or broker, if a copy of the prospectus was not sent or given to such person with or prior to the confirmation of the sale of such securities to such person.

                                    (ii) To the extent  permitted  by law,  each
                           selling Holder will indemnify and hold harmless the Company, its directors, its officers, any person who controls the Company within the meaning of the Act or the Exchange Act, any underwriter (within the meaning of the Act) for the Company and any person who controls such underwriter against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer , controlling person, or underwriter or controlling person may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims) damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer , controlling person, underwriter or controlling person thereof, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Subsection 8(i)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

                                    (iii)   Promptly   after   receipt   by   an
                           indemnified parry under Subsection 8(i) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under Subsection 8(i), notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under Subsection 8(i), but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under Subsection 8(i).


                           (j) Reports Under Exchange Act. Following registration of the Company's securities under the Exchange Act and with a view of making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation or me SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to;


          (i) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times; and


                                    (ii) use its best  efforts  to file with the
                  SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act.


                           (k)      Termination of the Company's Obligations.
                                    ------------------------------------------


                                    (i) The  Company  shall have no  obligations
                           pursuant to Subsections 8(b) or 8(c) with respect to any request made by the Holder after June -, 2004.


                                    (ii) Notwithstanding any provision hereof to
                           the contrary, the Company shall not be required to effect any registration under the Act or under any state securities laws on behalf of any Holder or Holders if, in the opinion of counsel for the Company, the offering or transfer by such Holder or Holders in the manner proposed (including without limitation, the number of shares proposed to be offered or transferred and the method of offering or transfer) is exempt from the registration requirements of the Act and the securities or "Blue Sky" laws of applicable states.


          (1) Holder's Acceptance of Obligations. Acceptance of this Warrant by its Holder(s) shall be deemed to constitute the unqualified acceptance by the Holder of all of the terms and conditions set forth herein.

                  9.       Approvals.

                           The  Company  shall  from  time to time  use its best
                  efforts to obtain and continue in effect any and all permits, consents, registrations, qualifications and approvals of governmental agencies and authorities and to make all filings under applicable securities laws that may be or become necessary in connection with the issuance, sale, transfer and delivery of this Selling Agent's Warrant, the issuance of securities on any exercise hereof, and if any such permits, consents, qualifications, registrations, approvals or filings are not obtained or continued in effect as required, the Company shall immediately notify the Holder hereof.

                  10.      Survival.

                           All  agreements,   covenants,   representations   and
                  warranties herein shall survive the execution and delivery of this Selling Agent's Warrant and any investigation at any time made by or on behalf of any parties hereto and the exercise, sale and purchase of this Selling Agent's Warrant.

                  11.      Remedies.

                           The Company  agrees  that the  remedies at law of the
                  Holder, in the event of any default or threatened default by the Company in the performance or compliance with any of the terms of this Selling Agent's Warrant, may not be adequate and such terms may, in addition to and not in lieu of any other remedy, be specifically enforced by a decree of specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                  12.      Notices.

                           All    demands,    notices,    consents   and   other
                  communications to be given hereunder shall be in writing and shall be deemed duly given when delivered personally or five days after being mailed by first class mail, postage prepaid, properly addressed, as follows:

         If to the Company, to:               Aarica Holdings Inc.
                                              195 Wekiva Springs Road Suite 200
                                              Longwood, FL 32779
                                              Attention: Mr. Carol Kolozs,
                                              President
         With a copy by
         contemporaneous like means, to:     8214 Westchester Drive Suite 500
                                             Dallas, Texas 75225
                                             Attention: M. Joseph Bates, Esq.

          If to the Holder, to:              Kashner Davidson Securities
                                             Corporation 77
                                             South Palm A venue
                                             Sarasota, Florida 34236
                                             Attention: Mr. D. Scott Elliot,
                                             Syndicate Manager

          With a copy by
          contemporaneous like means, to:    De Martino Finkelstein Rosen &
                                             Virga
                                             1818 N Street, NW Suite 400
                                             Washington, DC 20036
                                             Attention: Ralph V. De Martino,
                                             Esq.

                           The Company  and each Holder may change such  address
                  at any time or times by notice hereunder to the other.

           13.      Amendments; Waivers; Terminations; Governing Law; Headings.

                           This Selling  Agent's Warrant and any term hereof may
                  be changed, waived , discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Selling Agent's Warrant shall be governed by and construed and interpreted in accordance with the Laws of the State of Texas. The headings in this Selling Agent's Warrant are for convenience of reference only and are not part of this Selling Agent's Warrant.

                  DATED: 3/2 , 2000




                                                   AARICA HOLDINGS INC.




                                                   By: /s/ Carol  Kolozs
                                                   ------------------------

                                                   Carol Kolozs, President

                               FORM OF ASSIGNMENT

            (To be executed upon transfer of Selling Agent's Warrant)

               FOR V ALUE RECEIVED, the undersigned hereby sells,
           assigns and transfers to _________________________the right represented by the within Selling Agent's Warrant, No. SAW -1, as such right may apply to shares of Common Stock which are the subject of the within Selling Agent's Warrant, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint ___________________attorney to Transfer such Selling Agent's Warrant on the warrant
            register of the within named Company, with full power of
                                  substitution.

                  DATED: _____________________


                                                  Signature;


                                                  -----------------------------




                                                                 (Signature must
                                                                  conform in all
                                                                respects to name
                                                                    of Holder as
                                                                specified on the
                                                                     face of the
                                                                 Selling Agent's
                                                                        Warrant)


                                                Signature Guaranteed:



                                                -----------------------------





































                                  SUBSCRIPTION

          (To be completed and signed only upon an exercise of the Selling Agent's Warrant in whole or in part)

                  TO: Aarica Holdings Inc.

                           The  undersigned,  the Holder of the attached Selling
                  Agent's Warrant ("Warrant"), hereby irrevocably elects to exercise the purchase right represented by the Warrant for, and to purchase thereunder, _____________ shares of Common Stock (as such term is defined in the Selling Agent's Warrant dated , _________199__ , from Aarica Holdings Inc. to Kashner Davidson Securities Corporation) (or other securities or property), and herewith makes payment of $______ therefore in cash, by certified or official bank check or such other form of payment as may be permitted under the Warrant. The undersigned hereby requests that the Certificate(s) for such securities be issued in the name(s) and delivered to the address(es) as follows:

                  Name:
                  ------------------------------------------------
                  Address:
                  ------------------------------------------------
                  Social Security Number:   ___________________________________
                  Deliver to:
                  ------------------------------------------------
                  Address:
                  ------------------------------------------------

                           If the foregoing  Subscription  evidences an exercise
                  of the Se1ling Agent's Warrant to purchase fewer than all of the Shares (or other securities or property) to which the undersigned is entitled under such Selling Agent's Warrant, please issue a new Selling Agent's Warrant, of like date and tenor, for the remaining portion of the Selling Agent's Warrant (or other securities or property) in the name(s), and deliver the same to the address(es), as follows:

                  Name:
                  --------------------------------------------------
                  Address:
                  --------------------------------------------------

                  DATED:                    ___________________ , 199 ___

                  -------------------------------------------------------------
          (Social Security or Taxpayer Identification (Name of Holder) (Number of Holder)



                  ------------------------------------
                  (Signature of Holder or Authorized Signatory)



                  Signature Guaranteed:


                  -------------------------------------